UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 4, 2004


                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

               001-16855                                     N/A
        (Commission File Number)                       (I.R.S. Employer
                                                    Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

              P.O. Box HM 2939
  Crown House, Third Floor, 4 Par-la-Ville
                   Road                                      N/A
           Hamilton HM12, Bermuda                         (Zip Code)
  (Address of Principal Executive Offices)





          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.     Results of Operations and Financial Condition.

          On November 4, 2004, Scottish Re Group Limited (the "Company") issued a press release announcing its results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

          On November 4, 2004, the Company conducted a conference call regarding the results of operations for the quarter ended September 30, 2004. A copy of the transcript of this conference call is attached hereto as Exhibit 99.2. The furnishing of the conference call transcript shall not be deemed to be an admission of the Company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended.

          The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

          Certain statements included in the press release and the conference call transcript that are not strictly historical may be "forward-looking statements" within the meaning of the federal securities laws. The management of the Company cautions that forward-looking statements are not guarantees, and that actual results could differ materially from those expressed or implied in the forward-looking statements. Important events that could cause the actual results of operations or financial condition of the Company to differ include, but are not necessarily limited to, the Company's ability to attract clients and generate business; the competitive environment; the Company's ability to underwrite business; performance of outside service providers; mortality risk; surrender risk; investment risk (including asset value risk, reinvestment risk and disintermediation risk); the impact of unforeseen economic changes (such as changes in interest rates, currency exchange rates, inflation rates, recession and other external economic factors); the impact of terrorist activities on the economy, the insurance and related industries in general and the Company in particular; regulatory changes (such as changes in U.S. tax law and insurance regulation which directly affect the competitive environment for the Company's products); rating agency policies and practices; and loss of key executives. Investors are also directed to consider the risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press Release issued by Scottish Re Group Limited on November 4, 2004.

          99.2 Transcript of Earnings Release Conference Call held on November 4, 2004.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   SCOTTISH RE GROUP LIMITED


                                   By:  /s/ Paul Goldean
                                        ----------------
                                        Paul Goldean
                                        Executive Vice President and General
                                        Counsel



Dated:  November 9, 2004

                                INDEX TO EXHIBITS

Number         Description
- -----          -----------

99.1           Press Release issued by Scottish Re Group Limited on November 4,
               2004.

99.2           Transcript of Earnings Release Conference Call held on November
               4, 2004.